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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2020

ERIE INDEMNITY COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place,	Erie,	Pennsylvania	16530
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	814	870-2000

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock,	stated value $0.0292 per share	ERIE	NASDAQ Stock Market, LLC
(Title of each class)		(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure

On September 23, 2020 an article was published in the Erie Reader, a weekly newspaper that covers news, arts and entertainment in Erie, Pennsylvania, titled “Living and Making a Living Through the Pandemic.” As one of the region’s largest employers, Erie Indemnity Company’s President and Chief Executive Officer, Timothy G. NeCastro, was interviewed for that article. Although Mr. NeCastro’s interview responses are not governed by Regulation FD, Erie Indemnity Company is furnishing the information under this Item 7.01 to clarify a statement attributed to Mr. NeCastro in that article.

The article stated, “In addition to the campus growth, Erie Insurance had been projecting bottom-line growth, this year at 5 percent, but expects to finish less than 1 percent overall given the pandemic's impact, according to NeCastro.”

Erie Indemnity Company does not normally provide guidance on any financial measures involving top-line or bottom-line performance for future periods. Mr. NeCastro’s statement with respect to projected growth was made in comparison to an industry-wide projected decline in direct premiums written as a result of COVID-19. As such, the statement attributed to Mr. NeCastro is inaccurate to the extent it refers to projected bottom-line growth at the Company as opposed to projected changes in the direct premium written by the Property and Casualty Group of insurance companies.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

Statements contained herein that are not historical fact are forward-looking statements and, as such, are subject to risks and uncertainties that could cause actual events and results to differ, perhaps materially, from those discussed herein. Forward-looking statements relate to future trends, events or results and include, without limitation, statements and assumptions on which such statements are based that are related to our plans, strategies, objectives, expectations, intentions, and adequacy of resources. Examples of forward-looking statements are discussions relating to premium and investment income, expenses, operating results, and compliance with contractual and regulatory requirements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Among the risks and uncertainties, in addition to those set forth in our filings with the Securities and Exchange Commission, that could cause actual results and future events to differ from those set forth or contemplated in the forward-looking statements include the following:

•potential impacts of the COVID-19 pandemic on the growth and financial condition of the Erie Insurance Exchange ("Exchange");
•potential impacts of the COVID-19 pandemic on our operations, the business operations of our customers and/or independent agents, or our third-party vendor operations;
•dependence upon our relationship with the Exchange and the management fee under the agreement with the subscribers at the Exchange;
•dependence upon our relationship with the Exchange and the growth of the Exchange, including:
◦general business and economic conditions;
◦factors affecting insurance industry competition;
◦dependence upon the independent agency system; and
◦ability to maintain our reputation for customer service;
•dependence upon our relationship with the Exchange and the financial condition of the Exchange, including:
◦the Exchange's ability to maintain acceptable financial strength ratings;
◦factors affecting the quality and liquidity of the Exchange's investment portfolio;
◦changes in government regulation of the insurance industry;
◦emerging claims and coverage issues in the industry; and
◦severe weather conditions or other catastrophic losses, including terrorism;
•costs of providing policy issuance and renewal services to the Exchange under the subscriber's agreement;
•ability to attract and retain talented management and employees;
•ability to ensure system availability and effectively manage technology initiatives;
•difficulties with technology or data security breaches, including cyber attacks;
•ability to maintain uninterrupted business operations;
•factors affecting the quality and liquidity of our investment portfolio;
•our ability to meet liquidity needs and access capital; and
•outcome of pending and potential litigation.

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A forward-looking statement speaks only as of the date on which it is made and reflects our analysis only as of that date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changes in assumptions, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

September 24, 2020	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: SVP, Secretary & General Counsel